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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Grey Wolf, Inc. (formerly DI Industries, Inc.) on Form S-3 of our report dated March 28, 1996, appearing in the Annual Report on Form 10-K of DI Industries, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in this Prospectus, which is part of this Registration Statement.

Houston, Texas
September 26, 1997                                     /s/ DELOITTE & TOUCHE LLP